31 Ultimate controlling party	12 Months Ended
Dec. 31, 2019
Ultimate Controlling Party
Ultimate controlling party
31	Ultimate controlling party

In February 2019, China Medical Systems Holdings Limited and A&B (HK) Company Ltd (collectively, “CMS”) invested a total of £8m in return for 10,389,610 new ordinary shares, which following admission on 26 February 2019, represented 51% of the issued share capital of the Company. As a result of this transaction CMS was able to exert control over Midatech during part of 2019. However subsequent to the Registered Direct Offering on 29 October 2019 CMS were no longer able to exert control as their shareholding was diluted, from this date the group does not consider there to be a controlling party.